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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Suzanne E. Moran (see biography below) now serves as Co-Portfolio Manager of the fund. Jo Ann Corkran and Leland Crabbe continue to serve as Co-Portfolio Managers of the fund. Gregg M. Diliberto and Jose A. Rodriguez no longer serve as Co-Portfolio Managers of the fund.

CERTAIN MANAGER BIOGRAPHY
Suzanne E. Moran, Director, joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

Dated: July 23, 2002                                                     16-0702
                                                                             for
                                                                           WPBDF
                                                                           CSIGL